                       STATEMENT OF ADDITIONAL INFORMATION

                            SCHWAB EQUITY INDEX FUNDS

                               SCHWAB S&P 500 FUND
                               SCHWAB 1000 FUND(R)
                         SCHWAB SMALL-CAP INDEX FUND(R)
                       SCHWAB INTERNATIONAL INDEX FUND(R)

                               JANUARY 11, 1999


                           AS AMENDED APRIL 22, 1999


The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the funds' prospectus dated January 11, 1999 (as amended from time to time).

To obtain a copy of the prospectus, please contact SchwabFunds(R) at 800-435-4000, 24 hours a day, or write to the funds at 101 Montgomery Street, San Francisco, California 94104. For TDD service call 800-345-2550, 24 hours a day. The prospectus also may be available on the Internet at:
http://www.schwab.com/schwabfunds.

The funds' most recent annual report is a separate document supplied with the SAI and includes the funds' audited financial statements, which are incorporated by reference into this SAI.

Schwab S&P 500 Fund, Schwab Small-Cap Index Fund and Schwab International Index Fund are series of Schwab Capital Trust (a trust), and Schwab 1000 Fund is a series of Schwab Investments (a trust).

                                TABLE OF CONTENTS

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INVESTMENT STRATEGIES, RISKS AND LIMITATIONS...............................................     2
MANAGEMENT OF THE FUNDS....................................................................    14
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES........................................    17
INVESTMENT ADVISORY AND OTHER SERVICES.....................................................    17
BROKERAGE ALLOCATION AND OTHER PRACTICES...................................................    20
DESCRIPTION OF THE TRUSTS..................................................................    21
PURCHASE, REDEMPTION AND PRICING OF SHARES.................................................    23
TAXATION...................................................................................    24
CALCULATION OF PERFORMANCE DATA............................................................    26

INVESTMENT STRATEGIES, RISKS AND LIMITATIONS

The following investment strategies, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of a fund's acquisition of such security or asset unless otherwise noted. Any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations. Not all investment securities or techniques discussed below are eligible investments for each fund. A fund will invest in securities or engage in techniques that are intended to help achieve its investment objective.

                              INVESTMENT OBJECTIVES

Each fund's investment objective may be changed only by vote of a majority of its shareholders.

THE SCHWAB S&P 500 FUND'S investment objective is to seek to track the price and dividend performance (total return) of common stocks of U. S. companies, as represented by Standard & Poor's 500 Composite Stock Price Index (the S&P 500(R)).

The S&P 500 is representative of the performance of the U.S. stock market. The index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the index proportionate to its market value. The S&P 500 does not contain the 500 largest stocks, as measured by market capitalization. Although many of the stocks in the index are among the largest, it also includes some relatively small companies. Those companies, however, generally are established companies within their industry group. Standard & Poor's (S&P) identifies important industry groups within the U.S. economy and then allocates a representative sample of stocks with each group to the S&P 500. There are four major industry sectors within the index: industrials, utilities, financial and transportation. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.

The Schwab S&P 500 Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of the Schwab S&P 500 Fund or any member of the public regarding the advisability of investing in securities generally or in the Schwab S&P 500 Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Schwab S&P 500 Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to the Schwab S&P 500 Fund. S&P has no obligation to take the needs of the Schwab S&P 500 Fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of Schwab S&P 500 Fund shares or in the determination or calculation of the equation by which the Schwab S&P 500 Fund's shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Schwab S&P 500 Fund's shares.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500
Index or any data included therein, and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Schwab S&P 500 Fund, its shareholders or any other person or entity from the use of the S&P 500(R)
Index or any data therein. S&P makes no express or implied warranties and expressly disclaims all warranties or merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

THE SCHWAB 1000 FUND'S investment objective is to match the price and dividend performance (total return) of the Schwab 1000 Index,(R) an index created to represent to performance of publicly traded common stocks of the 1,000 largest U.S. companies.

To be included in the Schwab 1000 Index, a company must satisfy all of the following criteria: (1) it must be an "operating company" (i.e., not an investment company) incorporated in the United States, its territories or possessions; (2) a liquid market for its common shares must exist on the New York Stock Exchange (NYSE), American Stock Exchange (AMEX) or the NASDAQ/NMS and
(3) its market value must place it among the top 1,000 such companies as measured by market capitalization (share price times the number of shares outstanding). The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.

As of October 31, 1998, the aggregate market capitalization of the stocks included in the Schwab 1000 Index was approximately $10 trillion. This represents approximately 87% of the total market value of all publicly traded U.S. companies, as represented by the Wilshire 5000 Index.

THE SCHWAB SMALL-CAP INDEX FUND'S investment objective is to attempt to track the price and dividend performance (total return) of the Schwab Small-Cap Index(R) (Small-Cap Index), an index created to represent the performance of common stocks of the second 1,000 largest U.S. companies, ranked by market capitalization (share price times the number of shares outstanding). Pursuant to a policy that may be changed only by vote of a majority of its shareholders, the Schwab Small-Cap Index Fund will invest at least 65% of its total assets in common stocks, or other equity securities including preferred stocks, rights and warrants.

To be included in the Schwab Small-Cap Index, a company must satisfy all of the following criteria: (1) it must be an "operating company" (i.e., not an investment company) incorporated in the United States, its territories or possessions; (2) a liquid market for its common shares must exist on the NYSE, AMEX or the NASDAQ/NMS and (3) its market value must place it among the second-largest 1,000 such companies as measured by market capitalization (i.e., from the company with a rank of 1,001 through the company with a rank of 2,000). The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.

THE SCHWAB INTERNATIONAL INDEX FUND'S investment objective is to attempt to track the price and dividend performance (total return) of the Schwab International Index(R) (International Index), an index created to represent the performance of common stocks and other equity securities issued by large publicly traded companies from countries around the world with major developed securities markets, excluding the United States). Pursuant to a policy that may be changed only by vote of a majority of its shareholders, the International Index Fund will invest at least 65% of its total assets in common stocks and other equity securities including preferred stocks, rights and warrants of companies located in at least three countries other than the United States.

To be included in the International Index the securities must be issued by an operating company (i.e., not an investment company) whose principal trading market is in a country with a major developed securities market outside the United States. In addition, the market value of the company's outstanding securities must place the company among the top 350 such companies as measured by market capitalization (share price times the number of shares outstanding). The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index. By tracking the largest companies in developed markets, the index represents the performance of what some analysts deem the "blue chips" of international markets. The index also is designed to provide a broad representation of the international market, by limiting investments by country to no more than 35% of the total market capitalization of the index. The International Index was first made available to the public on July 29, 1993.

The Schwab 1000 Index(R), Small Cap-Index and International Index were developed and are maintained by Schwab. Schwab receives no compensation from the funds for maintaining the indexes. Schwab reviews and, as necessary, revises the lists of companies whose securities are included in the Schwab 1000 Index, the Small-Cap Index and the International Index at least annually. Companies known by Schwab to meet or no longer meet the inclusion criteria may be added or deleted as appropriate. Schwab also will modify each index as necessary to account for corporate actions (e.g., new issues, repurchases, stock dividends/splits, tenders, mergers, stock swaps, spin-offs or bankruptcy filings made because of a company's inability to continue operating as a going concern).

Schwab may change the Schwab 1000 Index and the Small-Cap Index inclusion criteria if it determines that doing so would cause the Schwab 1000 Index and the Small-Cap Index to be more representative of the domestic equity market. Schwab also may change the International Index inclusion criteria if it determines that doing so would cause the International Index to be more representative of the large, publicly traded international company equity market. In the future, the board of trustees, subject to shareholder approval, may select another index should it decide that taking such action would be in the best interest of a fund's shareholders.

A particular stock's weighting in the International Index, Small-Cap Index or Schwab 1000 Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding), divided by the total market capitalization of its Index.

                         INVESTMENT STRATEGIES AND RISKS

BORROWING may subject a fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. A fund normally may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. To avoid this, each fund will not purchase securities while borrowings represent more than 5% of its total assets.

CONCENTRATION means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry's securities. Each fund will not concentrate its investments, unless its index is so concentrated.

DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, a fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to the fund until the security is delivered. The fund will segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When a fund sells a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could suffer losses.

DEPOSITARY RECEIPTS include American or European Depositary Receipts (ADRs or
EDRs), Global Depositary Receipts or Shares (GDRs or GSSs) or other similar global instruments that are receipts representing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. These securities are designed for U.S. and European securities markets as alternatives to purchasing underlying securities in their corresponding national markets and currencies. Depositary receipts can be sponsored or unsponsored. Sponsored depositary receipts are certificates in which a bank or financial institution participates with a custodian. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the United States. Therefore, there may not be a correlation between such information and the market value of an unsponsored depositary receipt.

DIVERSIFICATION involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. Each fund is a series of an open-end investment management company. Each fund is a diversified mutual fund.

EMERGING OR DEVELOPING MARKETS exist in countries that are considered to be in the initial stages of industrialization. The risks of investing in these markets are similar to the risks of international investing in general, although the risks are greater in emerging and developing markets. Countries with emerging or developing securities markets tend to have economic structures that are less stable than countries with developed securities markets. This is because their economies may be based on only a few industries and their securities markets may trade a small number of securities. Prices on these exchanges tend to be volatile, and securities in these countries historically have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

EQUITY SECURITIES represent ownership interests in a corporation, and are commonly called "stocks." Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company's financial condition, market conditions and political, economic or even company-specific news. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed.

Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.

Types of equity securities include common stocks, preferred stocks, convertible securities and warrants. Common stocks, which are probably the most recognized type of equity security, usually entitle the owner to voting rights in the election of the corporation's directors and any other matters submitted to the corporation's shareholders for voting. Preferred stocks do not ordinarily carry voting rights or may carry limited voting rights, but normally have preference over the corporation's assets and earnings. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks also may pay specified dividends.

Convertible securities are typically preferred stock or bonds that are exchangeable for a specific number of another form of security (usually the issuer's common stock) at a specified price or ratio. A corporation may issue a convertible security that is subject to redemption after a specified date and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. Convertible bonds typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity, because of the convertible feature. This structure allows the holder of the convertible bond to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common shares becomes more valuable.

Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, however, they do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer's common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders have claims on company assets senior to those of stockholders; preferred stockholders have claims senior to those of common stockholders.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks decline, the price of the issuer's convertible securities will tend not to fall as much because the convertible security's income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because their conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed-income component.

Warrants are a type of security usually issued with bonds and preferred stock that entitles the holder to a proportionate amount of common stock at specified price for a specific period of time. The prices of warrants do not necessarily move parallel to the prices of the underlying common stock. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the warrant and the right to purchase the underlying security.

FOREIGN SECURITIES involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks, corporations or because they are traded principally overseas. Foreign entities are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the funds endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. These factors and others may increase the risks with respect to the liquidity of a fund's portfolio containing foreign investments, and its ability to meet a large number of shareholder redemption requests.

Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Losses to a fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for the fund.

Investments in the securities of foreign issuers are usually made and held in foreign currencies. In addition, the International Index Fund may hold cash in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may cause a fund to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by the International Index Fund.

In addition to the risks discussed above, it is unforeseeable what risk, if any, may exist to investments as a result of the upcoming conversion of the 11 of the 15 Economic Union Member States from their respective local currency to the official currency of the Economic and Monetary

Union (EMU). Exchange rates between the U.S. dollar and the local currencies involved in the conversion may become more volatile as the conversion date of January 1, 1999 approaches and thereafter. There also may be increased volatility in the exchange rates for currencies of other European countries. After January 3, 1999, the euro will be the official currency of the EMU, the rate of exchange will have been set between the euro and the currency of each converting country and the European Central Bank, all national central banks and all stock exchanges and depositories will price, trade and settle in euro even if the securities traded are not denominated in euro. Each securities transaction that requires converting to euro may involve rounding that could affect the value of the security converted. In addition, issuers of securities that require converting may experience increased costs as a result of the conversion, which may affect the value of their securities. It is possible that uncertainties related to the conversion will affect investor expectations and cause investments to shift away from European countries, thereby making the European market less liquid. All of these factors could affect the value of the International Index Fund's investments and/or increase its expenses. While the investment adviser is taking steps to minimize the impact of the conversion on the fund, it is not possible to know precisely what impact the conversion will have on the fund, if any, nor is it possible to eliminate the risks completely.

Securities that are acquired by a fund outside the United States and that are publicly-traded in the United States on a foreign securities exchange or in a foreign securities market, are not considered illiquid provided that: (i) the fund acquires and holds the securities with the intention of reselling the securities in the foreign trading market, (ii) the fund reasonably believes it can readily dispose of the securities readily in the foreign trading market or for cash in the United States, or (iii) foreign market and current market quotations are readily available. Investments in foreign securities where delivery takes place outside the United States will have to be made in compliance with any applicable U.S. and foreign currency restrictions and tax laws (including laws imposing withholding taxes on any dividend or interest income) and laws limiting the amount and types of foreign investments.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS involve the purchase or sale of foreign currency at an established exchange rate, but with payment and delivery at a specified future time. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, the International Index Fund normally engages in forward foreign currency exchange contracts in order to secure exchange rates for portfolio securities purchased or sold, but waiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when the fund settles its securities transactions in the future.

FUTURES CONTRACTS are securities that represent an agreement between two parties that obligates one party to buy and the other party to sell specific securities at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. The funds may purchase and sell futures contracts based on securities, securities indices and foreign currencies or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodities Futures Trading Commission (CFTC) licenses and regulates on foreign exchanges.

Each fund must maintain a small portion of its assets in cash to process shareholder transactions in and out of the fund and to pay its expenses. In order to reduce the effect this otherwise uninvested cash would have on its ability to track the performance of its index as closely as possible, a fund may purchase futures contracts representative of its index or the securities in its index. Such transactions allow the fund's cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. Also, the International Index Fund may purchase or sell futures contracts on a specified foreign currency to "fix" the price in U.S. dollars of the foreign security it has acquired or sold or expects to acquire or sell. When buying or selling futures contracts, a fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as "initial margin" and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as "variation margin" are made at least daily as the value of the futures contracts fluctuate. This process is known as "marking-to-market". The margin amount will be returned to the fund upon termination of the futures contracts assuming all contractual obligations are satisfied. Each fund's aggregate initial and variation margin payments required to establish its futures positions may not exceed 5 % of its net assets.

While the funds intend to purchase and sell futures contracts in order to simulate full investment in the securities comprising their respective indices, there are risks associated with these transactions. Adverse market movements could cause a fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if the fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, the funds incur transaction costs (i.e. brokerage fees) when engaging in futures trading.

Futures contracts normally require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time a fund seeks to close out a futures position. If a fund is unable to close out its position and prices move adversely, the fund would have to continue to make daily cash payments to maintain its margin requirements. If a fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, the fund may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. The funds seek to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.

ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the fund has valued the instruments. The liquidity of a fund's investments is monitored under the supervision and direction of the board of trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.

INDEXING STRATEGIES involve tracking the investments and, therefore, performance of an index. Each fund normally will invest at least 80% of its total assets in the securities of its index. Moreover, each fund will invest so that its portfolio performs similarly to that of its index. Each fund tries to generally match its holdings in a particular security to its weight in the index. Each fund will seek a correlation between its performance and that of its index of
0.90 or better. A perfect correlation of 1.0 is unlikely as the funds incur operating and trading expenses unlike their indices. A fund may rebalance its holdings in order to track its index more closely. In the event its intended correlation is not achieved, the board of trustees will consider alternative arrangements for a fund.


LENDING of portfolio securities is a common practice in the securities industry. A fund will engage in security lending arrangements with the primary objective of increasing its income. For example, a fund may receive cash collateral and it may invest it in short-term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to mutual funds. Lending portfolio securities involve risks that the borrower may fail to return the securities or provide additional collateral.



A fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents or other appropriate instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the fund may at any time call the loan and obtain the return of the securities loaned; (3) the fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the fund including collateral received from the loan (at market value computed at the time of the loan).



Although voting rights with respect to loaned securities pass to the borrower, the lender retains the right to recall a security (or terminate a loan) for the purpose of exercising the security's voting rights. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities such as small-cap stocks. In addition, because recalling a security may involve expenses to the Funds, it is expected that the Funds will do so only where the items being voted upon are, in the judgment of Charles Schwab Investment Management, Inc. (CSIM or the investment advisor) either material to the economic value of the security or threaten to materially impact the issuer's corporate governance policies or structure.


REPURCHASE AGREEMENTS. Repurchase agreements involve a Fund buying securities (usually U.S. government securities) from a seller and simultaneously agreeing to sell them back at an agreed-upon price (usually higher) and time. There are risks that losses will result if the seller does not perform as agreed. Repurchase agreements will be collateralized by First Tier Securities. In addition, repurchase agreements collateralized entirely by U.S. government securities may be deemed to be collateralized fully pursuant to Rule 2a-7.

RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. Restricted securities may be considered to be liquid if an institutional or other market exists for these securities. In making this determination, a fund, under the direction and supervision of the board of trustees, will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent a fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the fund's portfolios may be increased if qualified institutional buyers become uninterested in purchasing these securities.

SECURITIES OF OTHER INVESTMENT COMPANIES may be purchased and sold by the funds, including those managed by its investment adviser. Because other investment companies employ investment advisers and other service providers, investments by a fund may cause shareholders to pay duplicative fees.

SMALL-CAP STOCKS are common stocks issued by U.S. operating companies with market capitalizations that place them within the second-largest 1,000 such companies, as measured by the Small-Cap Index. Historically, small-cap stocks have been riskier than stocks issued by large- or mid-cap companies for a variety of reasons. Small-cap companies may have less certain growth prospects and are typically less diversified and less able to withstand changing economic conditions than larger capitalized companies. Small-cap companies also may have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a relatively small management group. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. Most small-cap company stocks pay low or no dividends.

These factors and others may cause sharp changes in the value of a small-cap company's stock, and even cause some small-cap companies to fail. Additionally, small-cap stocks may not be as broadly traded as large- or mid cap stocks, and the Small-Cap Index Fund's position in securities of such companies may be substantial in relation to the market for such securities. Accordingly, it may be difficult for the Small-Cap Index Fund to dispose of securities of these small-cap companies at prevailing market prices in order to meet redemptions. This lower degree of liquidity can adversely affect the value of these securities. For these reasons and others, the value of a fund's investments in small-cap stocks is expected to be more volatile than other types of investments, including other types of stock investments. While small-cap stocks are generally considered to offer greater growth opportunities for investors, they involve greater risks and the share price of a fund that invests in small-cap stocks (like the Schwab Small-Cap Index Fund) may change sharply during the short term and long term.

STOCK SUBSTITUTION STRATEGY is a strategy, whereby each fund may, in extraordinary circumstances, substitute a similar stock for a security in its index.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. U.S. Treasury securities, include bills, notes and bonds, and are backed by the full faith and credit of the United States. Not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S. government securities are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality. There can be no assurance that the U.S. government will provide financial support to U.S.

government securities of its agencies and instrumentalities if it is not obligated to do so under law. Of course U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other fixed-income securities, they are still sensitive to interest rate changes, which will cause their yields to fluctuate.

                             INVESTMENT LIMITATIONS

The following investment limitations may be changed only by vote of a majority of each fund's shareholders.

EACH FUND MAY NOT:

1) Purchase or retain securities of an issuer if any of the officers, trustees or directors of the trust or the investment adviser individually own beneficially more than half of 1% of the securities of such issuer and together beneficially own more than 5% of the securities of such issuer.

2) Invest for the purpose of exercising control or management of another issuer.

3) Lend money to any person, except that each fund may (i) purchase a portion of an issue of short-term debt securities or similar obligations (including repurchase agreements) that are distributed publicly or customarily purchased by institutional investors, and (ii) lend its portfolio securities.

4) Pledge, mortgage or hypothecate any of its assets, except that, to secure allowable borrowings, each fund may do so with respect to no more than one-third of the value of its total assets.

5) Underwrite securities issued by others, except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of securities from its investment portfolio.

THE S&P 500 FUND, SMALL-CAP INDEX FUND AND INTERNATIONAL INDEX FUND MAY NOT:

1) As to 75% of its assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities or investments in other registered investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer.

2) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry (except that each fund may purchase securities under such circumstances only to the extent that its index is also so concentrated).

3) Invest more than 10% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.

4) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that each fund may (i) purchase securities of companies that deal in real estate or interests therein, (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) for the S&P 500 Fund, purchase securities of companies that deal in precious metals or interests therein.

5) Purchase securities of other investment companies, except as permitted by the 1940 Act, including any exemptive relief granted by the SEC.

6) Borrow money or issue senior securities, except that each fund may borrow from banks as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes and then only in an amount not to exceed one-third of the value of its total assets (including the amount borrowed), provided that each fund will not purchase securities while borrowings represent more than 5% of its total assets.

THE SCHWAB 1000 FUND MAY NOT:

1) As to 75% of its assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer.

2) Purchase securities (other then securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry (except to the extent that the Schwab 1000 Index(R) is also so concentrated). Securities issued by governments or political subdivisions or authorities of governments are not considered to be securities subject to this concentration restriction.

3) Invest more than 10% of the total value of its assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.

4) Purchase or sell commodities or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein, and (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts.

5) Purchase securities of other investment companies, except as permitted by the 1940 Act.

6) Borrow money except from banks as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes and then only in an amount not to exceed one-third of the value of its total assets (including the amount borrowed), provided that the fund will not purchase securities while borrowings represent more than 5% of its total assets.

With respect to limitation (3), the Schwab 1000 Fund(R) may not invest so that more than 15% of its net assets in illiquid securities.

The following additional limitations have been adopted by each fund. These limitations may be more restrictive than the limitations listed above, and may be changed by the board of trustees without shareholder approval or notice.

EACH FUND MAY NOT:

a) Purchase more than 10% of any class of securities of any issuer if, as a result of such purchase, it would own more than 10% of such issuer's outstanding voting securities.

b) Invest more than 5% of its net assets in warrants, valued at the lower of cost or market, and no more than 40% of this 5% may be invested in warrants that are not listed on the NYSE or the AMEX, provided, however, that for purposes of this restriction, warrants acquired by a fund in units or attached to other securities are deemed to be without value.

c) Purchase puts, calls, straddles, spreads or any combination thereof if by reason of such purchase the value of its aggregate investment in such securities would exceed 5% of the fund's net assets.

d)       Make short sales, except for short sales against the box.

e) Purchase or sell interests in oil, gas or other mineral development programs or leases, although it may invest in companies that own or invest in such interests or leases.

f) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities.

IN ADDITION, THE SCHWAB 1000 FUND MAY NOT:

a) Purchase securities that would cause more that 5% of its net assets to be invested in restricted securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined to be liquid under procedures adopted by the board of trustees based upon the trading markets for the securities.

                             MANAGEMENT OF THE FUNDS


The officers and trustees, their principal occupations during the past five years and their affiliations, if any, with The Charles Schwab Corporation, Charles Schwab & Co., Inc. (Schwab) and CSIM are as follows:

NAME/DATE                               POSITION(S) WITH          PRINCIPAL OCCUPATIONS &
OF BIRTH                                THE TRUSTS                AFFILIATIONS
--------------------------------------  ------------------------  --------------------------------------------------
CHARLES R. SCHWAB*                      Chairman and Trustee      Chairman, Co-Chief Executive Officer and
July 29, 1937                                                     Director, The Charles Schwab Corporation;
                                                                  Chairman, Chief Executive Officer and Director,
                                                                  Charles Schwab Holdings, Inc.; Chairman and Director,
                                                                  Charles Schwab & Co., Inc., Charles Schwab Investment
                                                                  Management, Inc., The Charles Schwab Trust Company
                                                                  and Schwab Retirement Plan Services, Inc.; Chairman
                                                                  and Director (current board positions), and Chairman
                                                                  (officer position) until December 1995, Mayer &
                                                                  Schweitzer, Inc. (a securities brokerage subsidiary
                                                                  of The Charles Schwab Corporation); Director, The
                                                                  Gap, Inc. (a clothing retailer), Transamerica
                                                                  Corporation (a financial services organization),
                                                                  AirTouch Communications (a telecommunications
                                                                  company) and Siebel Systems (a software company).

STEVEN L. SCHEID*+                      President and Trustee     Executive Vice President and Chief Financial
June 28, 1953                                                     Officer,  The Charles Schwab Corporation;
                                                                  Enterprise President - Financial Products and
                                                                  Services and Chief Financial Officer, Charles Schwab
                                                                  & Co., Inc.; Chief Executive Officer, Chief Financial
                                                                  Officer and Director, Charles Schwab Investment
                                                                  Management, Inc. From 1994 to 1996, Mr. Scheid was
                                                                  Executive Vice President of Finance for First
                                                                  Interstate Bancorp and Principal Financial Officer
                                                                  from 1995 to 1996. Prior to 1994, Mr. Scheid was
                                                                  Chief Financial Officer, First Interstate Bank of
                                                                  Texas.

DONALD F. DORWARD                       Trustee                   Executive Vice President and Managing Director,
September 23, 1931                                                Grey Advertising.  From 1990 to 1996, Mr.
                                                                  Dorward was President and Chief Executive Officer,
                                                                  Dorward & Associates (advertising and
                                                                  marketing/consulting firm).

ROBERT G. HOLMES                        Trustee                   Chairman, Chief Executive Officer and Director,
May 15, 1931                                                      Semloh Financial, Inc. (international financial
                                                                  services and investment advisory firm).

DONALD R. STEPHENS                      Trustee                   Managing Partner, D.R. Stephens & Company
June 28, 1938                                                     (investments) and Chairman and Chief Executive
                                                                  Officer of North American Trust (real estate
                                                                  investment trust).

-------------

*     This trustee is an "interested person" of the trusts.

+ Effective August 18, 1998, Mr. Scheid was elected as President and trustee.

NAME/DATE                               POSITION(S) WITH          PRINCIPAL OCCUPATIONS &
OF BIRTH                                THE TRUSTS                AFFILIATIONS
--------------------------------------  ------------------------  --------------------------------------------------
MICHAEL W. WILSEY                       Trustee                   Chairman, Chief Executive Officer and Director,
August 18, 1943                                                   Wilsey Bennett, Inc. (truck and air
                                                                  transportation, real estate investment and
                                                                  management and investments).

TAI-CHIN TUNG                           Treasurer and Principal   Vice President, Treasurer and Controller,
March 7, 1951                           Financial Officer         Charles Schwab Investment Management, Inc.  From
                                                                  1994 to 1996, Ms. Tung was Controller for Robertson
                                                                  Stephens Investment Management, Inc. From 1993 to
                                                                  1994, she was Vice President of Fund Accounting,
                                                                  Capital Research and Management Co.

WILLIAM J. KLIPP*                       Executive Vice            Executive Vice President, SchwabFunds(R), Charles
December 9, 1955                        President, Chief          Schwab & Co., Inc.; President and Chief
                                        Operating Officer and     Operating Officer, Charles Schwab Investment
                                        Trustee                   Management, Inc.

STEPHEN B. WARD                         Senior Vice President     Senior Vice President and Chief Investment
April 5, 1955                           and Chief Investment      Officer, Charles Schwab Investment Management,
                                        Officer                   Inc.

FRANCES COLE                            Secretary                 Senior Vice President, Chief Counsel and
September 9, 1955                                                 Assistant Corporate Secretary, Charles Schwab
                                                                  Investment Management, Inc.

Each of the above-referenced officers and/or trustees also serves in the same capacity as described for the trusts, for The Charles Schwab Family of Funds and Schwab Annuity Portfolios. The address of each individual listed above is 101 Montgomery Street, San Francisco, California 94104.

Each fund is overseen by a board of trustees. The board of trustees meets regularly to review each fund's activities, contractual arrangements and performance. The board of trustees is responsible for protecting the interests of the fund's shareholders. The following table provides information as of October 31, 1998 concerning compensation of the trustees.

------------
* This trustee is an "interested person" of the trusts.



 Name of Trustee                             ($)
                                   Aggregate Compensation
                                          from the                            Pension or
                     ----------------------------------------------------     Retirement             ($)
                                  Schwab       Small-                       Benefits Accrued        Total
                        S&P 500    1000       Cap Index   International      as Part of Fund    Compensation from
                        Fund      Fund(R)       Fund        Index Fund          Expenses          Fund Complex 1
-------------------    --------  ---------   -----------  -------------     -----------------   ------------------
Charles R. Schwab           0             0          0             0                   N/A                    0
Timothy F.                  0             0          0             0                   N/A                    0
McCarthy 2
Tom D. Seip 3               0             0          0             0                   N/A                    0
Steven L. Scheid 4          0             0          0             0                   N/A                    0
William J. Klipp            0             0          0             0                   N/A                    0
Donald F. Dorward       6,142        10,612      2,203         1,904                   N/A               99,050
Robert G. Holmes        6,142        10,612      2,203         1,904                   N/A               99,050
Donald R. Stephens      6,142        10,612      2,203         1,904                   N/A               99,050
Michael W. Wilsey       6,142        10,612      2,203         1,904                   N/A               99,050

1 Unless otherwise stated, information is for the fund complex, which included
  38 funds as of October 31, 1998.

2 Mr. McCarthy served as President and trustee until November 24, 1997.

3 Mr. Seip served as President and trustee until May 15, 1998.

4 Mr. Scheid became President and trustee on August 18, 1998.


                           DEFERRED COMPENSATION PLAN

Trustees who are not "interested persons" of a trust ("independent trustees") may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would be if the fees credited to the account had been invested in the shares of SchwabFunds selected by the trustee. Currently, none of the independent trustees have elected to participate in this plan.


              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of December 8, 1998, the officers and trustees of the trusts, as a group owned of record or beneficially less than 1% of the outstanding voting securities of the classes and series of each trust.

As of December 8, 1998, the following represents persons or entities that owned, directly or beneficially owned, more than 5% of the shares of any class of any of the Equity Index Funds:

The Schwab MarketTrack All Equity Portfolio, Schwab MarketTrack Balanced Portfolio and Schwab MarketTrack Growth Portfolio, 120 Kearny Street, San Francisco, California 94104 owned 5.95%, 8.08%, and 11.20%, respectively, of the Small-Cap Equity Fund-Investor Shares.

The Schwab MarketTrack All Equity Portfolio, Schwab MarketTrack Balanced Portfolio, and Schwab MarketTrack Growth Portfolio, 120 Kearny Street, San Francisco, California 94104 owned 8.42%, 9.42%, and 13.13%, respectively, of the International Index Fund-Investor Shares.

The Charles Schwab Trust Co., 1 Montgomery Street, San Francisco, California 94104 owned 10.30% of the International Index Fund-Select Shares(TM), 7.39% of the Schwab 1000 Fund-Select Shares, 12.45% of the Small-Cap Index Fund-Select Shares, 12.14% of the S&P 500 Fund-Investor Shares, 10.61% of the S&P 500 Fund-Select Shares and 12.05% of the S&P 500 Fund e.shares.(R)


                     INVESTMENT ADVISORY AND OTHER SERVICES

                              INVESTMENT ADVISER

Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, 101 Montgomery Street, San Francisco CA 94104, serves as the funds' investment adviser and administrator pursuant to Investment Advisory and Administration Agreements (Advisory Agreements) between it and each trust. Charles Schwab & Co., Inc. (Schwab) is an affiliate of the investment adviser and is the trusts' distributor, shareholder services agent and transfer agent. Charles R. Schwab is the founder, Chairman, Co-Chief Executive Officer and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.

Year 2000 presents uncertainties and possible risks to the smooth operations of the funds and the provision of services to shareholders. Many computer programs use only two digits to identify a specific year and therefore may not accurately recognize the upcoming change in the next century. If not corrected, many computer applications could fail or create erroneous results by or at year 2000. Due to the funds' and their service providers' dependence on computer technology to operate, the nature and impact of year 2000 processing failures on the funds could be material. The funds' investment adviser is taking steps to minimize the risks of year 2000 for the funds, including seeking assurances from the funds' service providers that they are analyzing their systems, testing them for potential problems and remediating them to the extent possible. There can be no assurance that these steps will be sufficient to avoid any adverse impact on the funds, however, minimizing year 2000 risk for the funds is a priority of the investment adviser.

For its advisory and administrative services to the S&P 500 Fund, the investment adviser is entitled to receive an annual fee, accrued daily and paid monthly, of 0.36% of the fund's average daily net assets not in excess of $1 billion, 0.33% of the next $1 billion and 0.31% of such net assets over $2 billion.

For the fiscal years ended October 31, 1998 and 1997, and for the fiscal period of May 1, 1996, (commencement of operations) to October 31, 1996, the S&P 500 Fund paid investment advisory fees of $2,525,000, $429,000 and $128,000, respectively (fees were reduced by $6,509,000, $2,410,000 and $723,000, respectively).

The investment adviser and Schwab have voluntarily guaranteed that, through at least February 29, 2000, the total operating expenses (excluding interest, taxes and extraordinary expenses) of the Investor Shares, the e.Shares(R) and the Select Shares(TM) will not exceed 0.35%, 0.28% and 0.19% respectively, of the average daily net assets of each class.

For its advisory and administrative services to the Schwab 1000 Fund the investment adviser is entitled to receive an annual fee, accrued daily and paid monthly, of 0.30% of the fund's average daily net assets not in excess of $500 million and 0.22% of such assets over $500 million.

For the fiscal year ended October 31, 1998, the fiscal period ended October 31, 1997, fiscal years ended August 31, 1997 and 1996, the Schwab 1000 Fund paid investment advisory fees of $7,610,000, $967,000, $4,025,000 and $2,485,000,
(fees were reduced by $1,552,000, $220,000, $1,179,000, and $648,000, respectively).

The investment adviser and Schwab have voluntarily guaranteed that, through at least February 29, 2000, total operating expenses (excluding interest, taxes and extraordinary expenses) of the Investor Shares and Select Shares for the Schwab 1000 Fund(R) will not exceed 0.46% and 0.35%, respectively, of the average daily net assets of each class.

For its advisory and administrative services to the Small-Cap Index Fund, the investment adviser is entitled to receive an annual fee, accrued daily and paid monthly, of 0.50% of the fund's average daily net assets not in excess of $300 million and 0.45% of such assets over $300 million.

For the fiscal years ended October 31, 1998, 1997 and 1996, the Small-Cap Index Fund paid investment advisory fees of $921,000, $540,000 and $520,000, respectively (fees were reduced by $1,911,000, $1,000,000 and $347,000, respectively).

The investment adviser and Schwab have voluntarily guaranteed that, through at least February 29, 2000, total operating expenses (excluding interest, taxes and extraordinary expenses) of the Investor Shares and Select Shares for the Small-Cap Index Fund will not exceed 0.49% and 0.38%, respectively, of the average daily net assets of each class.

For its advisory and administrative services to the International Index Fund, the investment adviser is entitled to receive an annual fee, accrued daily and paid monthly, of 0.70% of the fund's average daily net assets not in excess of $300 million and 0.60% of such assets over $300 million.

For the fiscal years ended October 31, 1998, 1997 and 1996, the International Index Fund paid investment advisory fees of $940,000, $643,000 and $886,000, respectively (fees were reduced by $2,127,000, $1,503,000 and $675,000, respectively).

The investment adviser and Schwab have voluntarily guaranteed that, through at least February 29, 2000, total operating expenses (excluding interest, taxes and extraordinary expenses) of the Investor Shares and Select Shares for the International Index Fund will not exceed 0.58% and 0.47%, respectively, of the average daily net assets of each class.

                                   DISTRIBUTOR

Pursuant to a Distribution Agreement, Schwab is the principal underwriter for shares of the funds and is the trusts' agent for the purpose of the continuous offering of the funds' shares. Each fund pays the cost of the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplementary sales literature and advertising. Schwab receives no fee under the Distribution Agreement. Terms of continuation, termination and assignment under the Distribution Agreement are identical to those described above with respect to the Advisory Agreement.

                     SHAREHOLDER SERVICES AND TRANSFER AGENT

Schwab provides fund information to shareholders, including share price, reporting shareholder ownership and account activities and distributing the funds' prospectuses, financial reports and other informational literature about the funds. Schwab maintains the office space, equipment and personnel necessary to provide these services. Schwab also distributes and markets SchwabFunds and provides other services.

For the services performed as transfer agent under its contract with each fund, Schwab is entitled to receive an annual fee, payable monthly from each fund, in the amount of 0.05% of each fund's average daily net assets. For the services performed as shareholder services agent under its contract with each share class of each fund, Schwab is entitled to receive an annual fee, payable monthly from each share class of each fund, in the amount of 0.20% of Investor Shares' and 0.05% of Select Shares'(TM) and e.Shares' average daily net assets.

                          CUSTODIAN AND FUND ACCOUNTANT


Chase Manhattan Bank New York the successor to Morgan Stanley Trust Company), 1 Pierrepont Plaza, Brooklyn, New York 11201, serves as custodian for the International

Index Fund and the Small-Cap Index Fund. PFPC Trust Co. Airport Business Center, 200 Stevens Drive, Suite A-440, Lester, Pennsylvania 19133 serves as custodian to the Schwab 1000 Fund and S&P 500 Fund. SEI Fund Resources, One Freedom Valley Dr. Oaks, Pennsylvania 19456, serves as fund accountant for the funds.


The custodians are responsible for the daily safekeeping of securities and cash held or sold by the funds. The accountants maintain all books and records related to each fund's transactions.

                             INDEPENDENT ACCOUNTANT

The funds' independent accountant, PricewaterhouseCoopers LLP, audits and reports on the annual financial statements of each series of the trusts and review certain regulatory reports and each fund's federal income tax return. It also performs other professional accounting, auditing, tax and advisory services when the trusts engage it to do so. Their address is 333 Market Street, San Francisco, California 94105. Each fund's audited financial statements for the fiscal year ended October 31, 1998, are included in the fund's annual report, which is a separate report supplied with the SAI.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

                               PORTFOLIO TURNOVER

For reporting purposes, each fund's turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less ("short-term securities") are excluded.

A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year. The funds do not expect that their respective portfolio turnover rates will exceed 100% in any given year, a turnover rate lower than that of most non-index mutual funds.

The funds' portfolio turnover rates are in the financial highlight tables in the prospectus. The increase in the Small-Cap Index Fund's portfolio turnover rate for the fiscal year ended October 31, 1998 was the result of a significant rebalancing of the Schwab Small-Cap Index.(R) The funds do not anticipate significant variations in their portfolio turnover rates during fiscal year ended October 31, 1999.

                             PORTFOLIO TRANSACTIONS

In effecting securities transactions for the funds, the investment adviser seeks to obtain best price and execution. Subject to the supervision of the board of trustees, the investment adviser will generally select brokers and dealers for the funds primarily on the basis of the quality and reliability of brokerage services, including execution capability and financial responsibility.

In assessing these criteria, the investment adviser will, among other things, monitor the performance of brokers effecting transactions for the fund to determine the effect, if any, that the funds' transactions through those brokers have on the market prices of the stocks involved. This may be of particular importance for the funds' investments in relatively smaller companies whose stocks are not as actively traded as those of their larger counterparts. The funds will seek to buy and sell securities in a manner that causes the least possible fluctuation in the prices of those stocks in view of the size of the transactions.

When the execution capability and price offered by two or more broker-dealers are comparable, the investment adviser may, in its discretion, in agency transactions (and not principal transactions) utilize the services of broker-dealers that provide it with investment information and other research resources. Such resources also may be used by the investment adviser when providing advisory services to its clients.

In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the funds on securities exchanges, the investment adviser follows procedures, adopted by the board of trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.

In an attempt to obtain best execution for the funds, the investment adviser may place orders directly with market makers or with third market brokers, Instinet or brokers on an agency basis. Placing orders with third market brokers or through Instinet may enable the funds to trade directly with other institutional holders on a net basis. At times, this may allow the funds to trade larger blocks than would be possible trading through a single market maker.

                              BROKERAGE COMMISSIONS

For the fiscal years ended October 31, 1998 and 1997, and for the fiscal year period of May 1, 1996 (commencement of operations), through October 31, 1995, the S&P 500 Fund paid brokerage commissions of $898,196, $583,314 and $119,350 respectively.

For the fiscal year ended October 31, 1998, the fiscal period of September 1, 1997 through October 31, 1997 and the fiscal years ended August 31 1997 and 1996, the Schwab 1000 Fund(R) paid brokerage commissions of $641,226, $92,582, $424,652 and $408,000, respectively.

For the fiscal years ended October 31, 1998, 1997 and 1996, the Small-Cap Index Fund paid brokerage commissions of $710,856, $281,321 and $181,679, respectively.

For the fiscal years ended October 31, 1998, 1997 and 1996, the International Index Fund paid brokerage commissions of $208,087, $94,860 and $86,632, respectively.

Of brokerage commissions paid by the S&P 500 and Schwab 1000 Funds in 1998, $11,550 (1.34% of the total) and $14,360 (2.24% of the total) respectively was paid to Schwab, an affiliated person of the Fund and 2.14% and 3.17%, respectively of transactions involving the payment of a brokerage commission in 1996 were effected through Schwab.

                            DESCRIPTION OF THE TRUSTS

Each fund, except the Schwab 1000 Fund, is a series of Schwab Capital
Trust, an open-end investment management company organized as a Massachusetts business trust on May 7, 1993. The Schwab 1000 Fund is a series of Schwab Investments, an open-end investment management company organized as a Massachusetts business trust on October 26, 1990. Each fund is composed of multiple classes of shares: Select Shares, (TM) Investor Shares and, for the S&P 500 Fund, e. Shares.(R)

Each Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by each fund or share class. Each fund's initial and subsequent minimum investment and balance requirements are set forth in the prospectus. These minimums may be waived for certain investors, including trustees, officers and employees of Schwab, or changed without prior notice.

The funds may hold special meetings. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.

The bylaws of each trust provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Each Declaration of Trust specifically authorizes the board of trustees to terminate the trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust's obligations. Each Declaration of Trust, however, disclaims shareholder liability for the trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, each Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover, each trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations. There is a remote possibility that a fund could become liable for a misstatement in the prospectus or SAI about another fund.

As more fully described in the Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year's income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value as determined in accordance with the bylaws.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

                  PURCHASING AND REDEEMING SHARES OF THE FUNDS

As long as the funds or Schwab follow reasonable procedures to confirm that your telephone order is genuine, they will not be liable for any losses an investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification before acting upon any telephone order, providing written confirmation of telephone orders and tape recording all telephone orders.

Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab. Twice a year, financial reports will be mailed to shareholders describing each Fund's performance and investment holdings. In order to reduce these mailing costs, each household will receive one consolidated mailing. If you do not want to receive consolidated mailings, you may write to your Fund and request that your mailings not be consolidated.

The funds reserve the right to waive the early redemption fee for certain tax-advantaged retirement plans.

The funds have made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the board of trustees may deem advisable. Payment will be made wholly in cash unless the board of trustees believes that economic or market conditions exist that would make such payment a detriment to the best interests of a fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in "Pricing of Shares". A redeeming shareholder would normally incur brokerage expenses if he or she were to convert the securities to cash.

Each fund is designed for long-term investing. Because short-term trading activities can disrupt the smooth management of a fund and increase its expenses, each fund reserves the right to refuse any purchase or exchange order that appears to be associated with short-term trading activities or "market timing." Because market timing decisions to buy and sell securities typically are based on an individual investor's market outlook, including such factors as the perceived strength of the economy or the anticipated direction of interest rates, it is difficult for a fund to determine in advance what purchase or exchange orders may be deemed to be associated with market timing or short-term trading activities.

                                PRICING OF SHARES

Securities traded on stock exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded, or, lacking any sales, at the mean between the bid and ask prices. Securities traded in the over-the-counter market are valued at the last sales price that day, or if no sales that day, at the mean between the bid and ask prices. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Securities for which market quotations or closing values are not readily available (including restricted securities that are subject to limitations on their sale and illiquid securities) are valued at fair value as determined in good faith pursuant to guidelines and procedures adopted by the board of trustees. These procedures require that securities be valued on the basis of prices provided by approved pricing services, except when a price appears manifestly incorrect or events occurring between the time a price is furnished by a service and the time a fund calculates its share price materially affect the furnished price. The board of trustees regularly reviews fair values assigned to portfolio securities under these circumstances and also when no prices from approved pricing services are available.

                                    TAXATION

                      FEDERAL TAX INFORMATION FOR THE FUNDS

It is each fund's policy to qualify for taxation as a "regulated investment company"(RIC) by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). By qualifying as a RIC, each fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a fund does not qualify as a RIC under the Code, it will be subject to federal income tax on its net investment income and any net realized capital gains.

The Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

The International Index Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (PFIC) or become a PFIC under the Code. This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent the International Index Fund does invest in PFICs, it may elect to treat the PFIC as a "qualified fund" or mark-to-market its investments in PFICs annually. In either case, the International Index Fund may be required to distribute amounts in excess of realized income and gains. To the extent that the International Index Fund does invest in foreign securities which are determined to be PFIC securities and are required to pay a tax on such investments, a credit for this tax would not be allowed to be passed through to the Fund's shareholders. Therefore, the payment of this tax would reduce the International Index Fund's economic return from their PFIC shares, and excess distributions received with respect to such shares are treated as ordinary income rather than capital gains.

A fund's transactions in futures contracts, forward contracts, foreign currency transactions, options and certain other investment and hedging activities may be restricted by the Code and are subject to special tax rules. In a given case, these rules may accelerate income to a fund, defer its losses, cause adjustments in the holding periods of the fund's assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of the fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The funds will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the funds and their shareholders.

                 FEDERAL INCOME TAX INFORMATION FOR SHAREHOLDERS

The discussion of federal income taxation presented below supplements the discussion in the funds' prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the funds. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisers regarding the consequences of investing in a fund.

Any dividends declared by a fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. Long-term capital gains distributions are taxable as long-term capital gains, regardless of how long you have held your shares. However, if you receive a long-term capital gains distribution with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the long-term capital gains distribution, be treated as a long-term capital loss. For corporate investors in the funds, dividend distributions the funds designate to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the funds were regular corporations. Distributions by a fund also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment.

A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; or (3) fails to provide a certified statement that he or she is not subject to "backup withholding." Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the funds generally are not subject to U.S. taxation, unless the recipient is an individual who meets the Code's definition of "resident alien." Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Income that the International Index Fund receives from sources within various foreign countries may be subject to foreign income taxes withheld at the source. If a fund has at least 50% of its assets invested in foreign securities at the end of its taxable year, it may elect to pass through to its shareholders the ability to take either the foreign tax credit or the deduction for foreign taxes. It is expected that the International Index Fund will have more than 50% of the value of its total assets at the close of its taxable year invested in foreign securities, and it will make this election. Pursuant to this election, U.S. shareholders must include in gross income, even though not actually received, their respective pro rata share of foreign taxes, and may either credit the tax against U.S. income taxes, subject to certain limitations described in the Code or deduct their pro rata share of foreign taxes, but not for alternative minimum tax purposes (but not both). A shareholder who does not itemize deductions may not claim a deduction for foreign taxes.

                         CALCULATION OF PERFORMANCE DATA

Average annual total return is a standardized measure of performance calculated using methods prescribed by SEC rules. It is calculated by determining the ending value of a hypothetical initial investment of $1,000 made at the beginning a specified period. The ending value is then divided by the initial investment, which is annualized and expressed as a percentage. It is reported for periods of one, five and 10 years or since commencement of operations for periods not falling on those intervals. In computing average annual total return, a fund assumes reinvestment of all distributions at net asset value on applicable reinvestment dates.

                                    One Year ended           Five Years ended        From Commencement of
Fund (Commencement of Operations)  October 31, 1998          October 31, 1998   Operations to October 31, 1998
---------------------------------  ----------------          ----------------   ------------------------------
S&P 500 Fund -
  Investor Shares (5/1/96)              21.39%                    N/A                      24.58%
    e.Shares (5/1/96)                   21.50%                    N/A                      24.75%
    Select Shares (5/19/97)             21.63%                    N/A                      22.53%
Schwab 1000 Fund -
    Investor Shares (5/2/91)            19.63%                 19.85%                      17.28%
    Select Shares (5/19/97)             19.79%                    N/A                      22.11%
Small-Cap Index Fund -
    Investor Shares (12/3/93)          -12.88%                    N/A                       9.62%
    Select Shares (5/19/97)            -12.81%                    N/A                       4.59%
International Index Fund -
    Investor Shares (9/9/93)             8.02%                  8.10%                       8.17%
    Select Shares (5/19/97)              8.16%                    N/A                       4.10%

An after-tax total return for each fund may be calculated by taking that fund's total return and subtracting applicable federal taxes from the portions of each fund's total return attributable to capital gain and ordinary income distributions. This after-tax total return may be compared to that of other mutual funds with similar investment objectives as reported by independent sources.

Each fund also may report the percentage of its total return that would be paid to taxes annually (at the applicable federal personal income and capital gains tax rates) before redemption of fund shares. This proportion may be compared to that of other mutual funds with similar investment objectives as reported by independent sources.

A fund also may advertise its cumulative total return. This number is calculated using the same formula that is used for average annual total return except that, rather than calculating the total return based on a one-year period, cumulative total return is calculated from commencement of operations to the fiscal year ended October 31, 1998.

Name of Fund (Commencement of Operations)                       Cumulative Total Return
-----------------------------------------                       -----------------------
S&P 500 Fund -
     Investor Shares (5/1/96)                                            73.40%
     e.Shares  (5/1/96)                                                  73.97%
     Select Shares (5/19/97)                                             34.31%
Schwab 1000 Fund -
     Investor Shares (5/2/91)                                           234.87%
     Select Shares (5/19/97)                                             33.65%
Small-Cap Fund -
     Investor Shares (12/3/93)                                           57.05%
     Select Shares (5/19/97)                                              6.73%
International Index Fund -
     Investor Shares (9/9/93)                                            49.81%
     Select Shares  (5/19/97)                                             6.01%

The performance of the funds may be compared with the performance of other mutual funds by comparing the ratings of mutual fund rating services, various indices, U.S. government obligations, bank certificates of deposit, the consumer price index and other investments for which reliable data is available. An index's performance data assumes the reinvestment of dividends but does not reflect deductions for administrative, management and trading expenses. The funds will be subject to these costs and expenses, while an index does not have these expenses. In addition, various factors, such as holding a cash balance, may cause the funds' performance to be higher or lower than that of an index.

                                 TAX EFFICIENCY

Taxes can erode the returns a shareholder earns from a mutual fund investment and are an important, and often overlooked, factor when evaluating a mutual fund's performance. For many mutual funds, shareholder tax liability is of minimal concern in the investment management process. In contrast, the investment adviser of the funds employs specific investment policies designed to minimize capital gain distributions while achieving each fund's investment objective. These policies include selling the highest tax cost securities first, not re-balancing the portfolio to reflect changes in their indexes, trading only round-lots or large blocks of securities and focusing on individual tax lots in deciding when and how to manage the realization of capital gains. In addition, the investment adviser monitors, analyzes and evaluates each fund's portfolio as well as market conditions to carefully manage necessary trading activity and to determine when there are opportunities to realize capital losses, which offset realized capital gains. These policies will be utilized to the extent they do not have a material effect on a fund's ability to track or match the performance of its index. They may affect the composition of a fund's index holdings as compared to the index. By deferring or avoiding the realization of capital gains, where possible, until an investor sells shares, those unrealized gains can accumulate in a fund, helping to build the value of a shareholder's investment. In addition, shareholders are given greater control over the timing of the recognition of such gains and the impact on their tax situations. There can be no assurance that the investment adviser will succeed in avoiding realized net capital gains.

Each fund may refer to recent studies that analyze certain techniques and strategies the funds may use or promote the advantages of investing in a series that is part of a large, diverse mutual fund complex. From time to time, the funds may include discussions in advertisements of the income tax savings shareholders may experience as a result of their policy of limiting portfolio trading in order to reduce capital gains. This information may be supplemented by presentations of statistical data illustrating the extent of such income tax savings and the impact of such savings on the yield and/or total return of the funds. In addition, such advertisements may include comparisons of the funds' performance against that of investment products that do not employ the funds' policy of seeking to limit capital gains.